                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                    Commission Only (as
[ ] Definitive Additional Materials               permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Under Rule 14a-12


                             EMAILTHATPAYS.COM, INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         [emailthatpays.com, Inc. Logo]



Dear Stockholder,

         You are cordially invited to attend the Annual Meeting of Stockholders of emailthatpays.com, Inc. (the "Company") to be held on June 26, 2000 at 10:00 a.m. local time at 428 West 6th Avenue, Vancouver BC.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of the Annual Meeting of Stockholders and Proxy Statement.

         Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card. This will ensure your proper representation at the Annual Meeting.

                                   Sincerely,



                                   /s/  Daniel Hunter
                                   ----------------------------
                                   Daniel Hunter
                                   Chief Executive Officer
                             emailthatpays.com, Inc.
                               428 West 6th Avenue
                              Vancouver BC V5Y 1L2

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON June 26, 2000

To the Stockholders of emailthatpays.com, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of emailthatpays.com Inc., a Florida corporation (the "Company"), will be held on June 26, 2000 at 10:00 a.m. local time at 428 West 6th Avenue, Vancouver BC, for the following purpose:

         1. To elect 3 directors to serve for the ensuing year and until their successors are elected.

         2. To approve an amendment to Article IV of the Articles of Incorporation to increase the maximum number of shares of stock that the Company is authorized to issue and have outstanding at any one time from ten million (10,000,000) shares of Common Stock having a par value of $.005 per share to one hundred million (100,000,000) shares of Common Stock having a par value of $.005 per share.

         3. To approve the 1999 Equity Compensation Plan that was implemented by the Company on December 21, 1999, as amended.

         4. To ratify the selection of KPMG as independent auditors of the Company for the fiscal year ending December 31, 2000.

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on May 19, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

         All stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.


                                            By Order of the Board of Directors

                                            /s/   Donald James MacKenzie
                                            --------------------------------
                                            Donald James MacKenzie
                                            President and Secretary

Vancouver, British Columbia
May 31, 2000

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 2000


         The enclosed proxy is solicited on behalf of the Board of Directors of emailthatpays.com Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 26, 2000, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

         The Annual Meeting will be held at the Company's principal executive offices at 428 West 6th Avenue, Vancouver BC V5Y 1L2. The Company intends to mail this Proxy Statement and accompanying proxy card on or about May 31, 2000 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

         Only holders of record of the Company's Common Stock at the close of business on May 19, 2000, the record date, will be entitled to notice of and to vote at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. At the close of business on May 19, 2000, the record date, 8,703,093 shares of the Company's Common Stock were issued and outstanding.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         The inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 428 West 6th Avenue, Vancouver BC V5Y 1L2, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth information as of March 31, 2000 concerning the ownership of Common Stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each person who has been a Director or executive officer of the Company since the beginning of the last fiscal year and
(iii) all current Directors and executive officers of the Company as a group. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company except as otherwise noted.

                                         Security Ownership Table
                                         ------------------------
        Name and Address of                Amount and Nature of
        Beneficial Owner (1)                 Beneficial Owner                     Percent of Class
        --------------------                 ----------------                     ----------------
Daniel Hunter (2)                            1,509,722 (3)                             17.1

Bruce Hamlin (4)                               284,722 (3)                              3.2

Donald James MacKenzie (5)                   1,509,722 (3)                             17.1

Mitch Drew                                      47,222 (6)                                *

Warren Olson                                    47,222 (6)                                *

Steven Adelstein (7)                           140,559 (8)                              1.6

Gus Guilbert (9)                               10,516 (10)                                *

Michael Marcus (11)                           500,000 (12)                              5.7

All executive officers and                  3,398,610                                  38.5
directors as a group (13)

*   Less than one percent.

(1) Unless otherwise indicated, the business address of all beneficial owners is 428 West 6th Avenue, Vancouver, BC V5Y 1L2.

(2) Mr. Hunter's shares are held by Hunter Holdings Inc. Mr. Hunter is the sole shareholder of Hunter Holdings Inc.

(3) Includes 9,722 shares which the holder has the right to acquire within 60 days upon the exercise of stock options.

(4) Mr. Hamlin's shares are held by Hamlin Holdings Inc. Mr. Hamlin is the sole shareholder of Hamlin Holdings Inc.

(5) Mr. MacKenzie's shares are held by Vicdra Holdings Inc. Mr. MacKenzie is the sole shareholder of Vicdra Holdings Inc.

(6) Includes 47,222 shares which the holder has the right to acquire within 60 days upon the exercise of stock options.

(7) Mr. Adelstein's address is 4950 West Prospect Road, Ft. Lauderdale, FL
    33309.

(8) Includes (i) Warrants to purchase up to 30,000 shares of common stock held by Mr. Adelstein's children; (ii) Warrants to purchase 10,000 shares of common stock owned by AUW, Inc. ("AUW"), a company of which Mr. Adelstein is an officer and which is controlled by Mr. Adelstein's family members; (iii) Warrants to purchase 10,000 shares of common stock owned by Mr. Adelstein's parents; (iv) 60,709 shares owned by AUW; and (v) 29,850 shares owned by West Tropical Investments Corp., a company of which Mr. Adelstein is an officer.

(9) Mr. Guilbert's address is 4950 West Prospect Road, Ft. Lauderdale, FL 33309.

(10) Includes warrants to purchase up to 5,000 shares of common stock.

(11) Mr. Marcus' address is 27622 Pacific Coast Highway, Malibu, CA 90265.

(12) Includes 300,000 shares held by Canmarc Trading, Inc., a company which is controlled by Mr. Marcus.

(13) Includes shares held by Messrs. Hunter, Hamlin, MacKenzie, Drew and Olson. Also includes 123,610 shares which the holders have the right to acquire within 60 days upon the exercise of stock options.

Change In Control

         On October 22, 1999, pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of September 17, 1999, by and among the Company, Realm Acquisition Corp., a wholly-owned subsidiary of the Company ("Merger Sub") and emailthatpays.com ("email Nevada"), Merger Sub was merged (the "Merger") with and into email Nevada. Pursuant to the Merger, the stockholders of email Nevada received one share of the Company's common stock in exchange for each share of email Nevada's common stock, or an aggregate of 6,572,000 (post reverse split) shares of the Company's common stock. In connection with the Merger, the Company 1) issued an aggregate of 693,016 shares (post reverse split) of its common stock in satisfaction of outstanding debt and in exchange for a $500,000 note receivable, 2) declared a one-for-ten reverse stock split whereby each share of common stock issued and outstanding on September 27, 1999 was reclassified and changed to one-tenth of one share of common stock, and 3) issued 525,000 shares (post reverse split) as an investment banking fee. Prior to the Merger, the Company had 304,743 (post reverse split) shares issued and outstanding. Therefore, after the Merger, the historic stockholders of the Company held 3.8% of the issued and outstanding shares of the Company and the historic stockholders of email Nevada (together with the stockholders that received shares in satisfaction of outstanding debt and in exchange for a $500,000 note receivable and stockholders that received shares as an investment banking fee) held 96.2% of the issued and outstanding shares of the Company.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         At the meeting, three directors will be elected to hold office until the 2001 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The Board of Directors has nominated each of the persons set forth below to serve as members of the Board of Directors. Each of the nominees is currently serving as a Directors, and each has indicated a willingness to continue serving as a Director. Should any nominee become unavailable to accept election as a Director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors otherwise reduces the number of Directors.

Nominees

     The names of the nominees and certain information about them are set forth below:


Name                            Age        Position Held with the Company

Daniel Hunter                   41         Chief Executive Officer, Director

Donald James MacKenzie          43         President and Secretary, Director

H. Earl Joudrie                 66         Director

Mr. Hunter was appointed the Company's Chief Executive Officer and a Director in October 1999. Mr. Hunter was appointed Chief Executive Officer and a Director of email Nevada in July 1999. Since September 1998, Mr. Hunter has been the Chief Executive Officer and a Director of Coastal Media Group Ltd., a 100% owned subsidiary of the Company. From 1993 to 1998, Mr. Hunter was an account executive and Partner at Canaccord Capital and has participated in the financing of numerous private and public companies.

Mr. MacKenzie was appointed the Company's President, Secretary, and a Director in October 1999. Mr. MacKenzie has been the Secretary, Treasurer, and a Director of email Nevada since its inception in June 1998. From 1990 to 1998, Mr. MacKenzie was a senior account executive at BCTV, a major local television station in Vancouver.

Mr. Joudrie became one of the Company's directors in March 2000 Mr. Joudrie is also Chairman of the Board of Gulf Canada Resources Ltd. (NYSE:GOU), one of the leading oil and gas corporations engaged in international exploration, development, production and marketing of crude oil and natural gas. He is Chairman of the Board of Algoma Steel, Inc. (NASD:ALGSF) an international steel producer employing over 4,600 people. and is President, CEO and Director of A&G Resources Corp., a private resources company. Mr. Joudrie is also Director of Abitibi- Consolidated (CC:A), an international newsprint manufacturer, Canadian Tire Corp. LTD. (CT:CTR/A), a major Canadian and international hard goods retailer, and Atco Ltd. (CC:ACO/X), a premier electricity and natural gas utility company operating in Canada, the UK and Australia. He is Chairman Emeritus, Public Policy Forum and Member of the Prime Minister's Advisory Committee on Government Restructuring. Mr. Joudrie was formerly Chairman of the Board of AT&T Canada Long Distance Services, Director and Committee Chairman of Unitel.

                                  Vote Required

         A plurality of the votes cast at the meeting is required to elect each nominee as a Director. Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Directors of such nominees.

         Proxies cannot be voted for more than the three named nominees. The three candidates receiving the highest number of affirmative votes cast at the meeting will be elected Directors of the Company.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF
                           THE NOMINEES FOR DIRECTOR.

Committees of the Board of Directors and Meetings

The Board of Directors currently performs the functions of the audit, nominating and compensation committees.

During the 1999 fiscal year, the Board of Directors held 12 meetings. All incumbent directors attended at least 75% of the aggregate meetings of the Board of Directors.

Compensation of Directors

         The Company's Directors do not receive compensation for their services as Directors or members of Committees of the Board of Directors.

Executive Officers

The names of, and certain information regarding, executive officers of the Company are set forth below. The executive officers serve at the pleasure of the Board of Directors and the Chief Executive Officer.

Name                            Age       Title
-----------------------         ---       ---------------------------------

Daniel Hunter                   41        Chief Executive Officer, Director

Donald James MacKenzie          43        President and Secretary, Director

Bruce Hamlin                    42        Vice-President

Mitch Drew                      37        Vice President of Sales

Warren Olson                    40        Chief Financial Officer


Mr. Hunter was appointed the Company's Chief Executive Officer and a Director in October 1999. Mr. Hunter was appointed Chief Executive Officer and a Director of email Nevada in July 1999. Since September 1998, Mr. Hunter has been the Chief Executive Officer and a Director of Coastal Media Group Ltd., a 100% owned subsidiary of the Company. From 1993 to 1998, Mr. Hunter was an account executive and Partner at Canaccord Capital and has participated in the financing of numerous private and public companies.

Mr. MacKenzie was appointed the Company's President, Secretary, and a Director in October 1999. Mr. MacKenzie has been the Secretary, Treasurer, and a Director of email Nevada since its inception in June 1998. From 1990 to 1998, Mr. MacKenzie was a senior account executive at BCTV, a major local television station in Vancouver.

Mr. Hamlin joined the Company as a Vice-President in July 1999. Prior to joining the Company, Mr. Hamlin spent 11 years as a senior account executive at WIC Western International Communications Inc., a broadcasting company with radio and television holdings throughout Canada.

Mr. Drew joined the Company as Vice President of Sales in November 1999. From 1997-1999, Mr. Drew was a senior sales executive at CHEK TV, a CTV network affiliate based in Victoria, British Columbia, Canada. Prior to CHEK TV, Mr. Drew was an account executive at BCTV.

Mr. Olson joined the Company as Chief Financial Officer in December 1999. From 1997 to 1999, Mr. Olson was the General Manager of CHEK TV. From 1990 - 1997, Mr. Olson was the Vice-President of Finance and Administration for BCTV and CHEK TV.

Executive Compensation

         The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation received by the two persons serving in the capacity as the Company's Chief Executive Officer and the one most highly compensated executive officer whose total compensation in 1999 exceeded $100,000. (the "Named Executive Officers").

                           Summary Compensation Table

                                             Annual Compensation                           Long-Term Compensation
                                    ------------------------------------- --------------------------------------------------------
                                                                                      Awards                     Payouts
                                                                          --------------------------------------------------------
                                                            Other                        Securities
                                                            Annual        Restricted     Underlying                  All Other
                                                            Compen-       Stock          Options /      LTIP         Compen-
                        Year        Salary       Bonus      sation        Award          SAR            Payouts      sation
                        ----        ------       -----      ------        -----          ---            -------      ------
Daniel Hunter,          1999        $ 89,584       -           -            -            70,000           -            -
Chief Executive         1998        $ 26,970
Officer

Steven Adelstein,       1999 (1)    $100,000       -           -            -            50,000 (2)       -            -
Former Chairman
and President

Donald James            1999        $103,684       -           -            -            70,000           -          776(3)
MacKenzie               1998        $ 57,312
President

(1) For the period from January 1, 1999 through October 29, 1999, the date that Mr. Adelstein resigned from his positions as Chairman and President.

(2) Includes 50,000 warrants held by Mr. Adelstein's family members and affiliates. See Security Ownership Table.

(3) Term life insurance premiums paid by the Company.

Stock Option Grants and Exercises

The following Option / SAR Grants Table shows information regarding grants of stock options in this last completed fiscal year to the executive officers named in the Summary Compensation Table.

                            Option / SAR Grants Table
                            -------------------------

                         Number of
                         Securities           Percent of
                         Underlying           Total Options /
                         Options /            SARs Granted
                         SARs                 To Employees          Exercise Or            Expiration
                         Granted (#)          In Fiscal Year        Base Price             Date
                         -----------          --------------        ----------             ----
Daniel Hunter            70,000               7%                    $5.75                  12-21-2009

Donald James             70,000               7%                    $5.75                  12-21-2009
MacKenzie

         The following Aggregate Options / SAR Exercises in and Fiscal Year-End Option / SAR Value Table provides information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options and SARs.

                    Aggregate Options / SAR Exercises in and
                    Fiscal Year-End Option / SAR Value Table


                                                              Number of
                                                              Securities
                                                              Underlying
                                                              Unexercised               Value of Unexercised
                                                              Options / SARs At         In-The-Money Options
                         Shares                               FY-End (#)                / SARs At FY-End ($)
                         Acquired On          Value           Exercisable /             Exercisable /
                         Exercise             Realized        Unexercisable             Unexercisable
                         --------             --------        -------------             -------------
Daniel Hunter            -                    -               -       /  70,000         0     /   201,250(1)
Steven Adelstein         -                    -               50,000  /       0         0(2)  /         0
Donald James             -                    -               -       /  70,000         0     /   201,250(1)
MacKenzie

(1) FY-End Option/SAR Values based on exercise price of $5.75 per share and March 31, 2000 closing price of $8.625 per share.

(2) FY-End Option/SAR Values based on exercise price of $12.50 per share and March 31, 2000 closing price of $8.625 per share.

Certain Relationships and Related Transactions

         As presented in the following table, Mr. Hunter, the Company's Chief Executive Officer, has personally and through a controlled company advanced funds to the Company for working capital purposes.


                           December 31, 1999             December 31, 1998
-------------------------------------------------------------------------------
Controlled company           $   146,804                    $   217,530
Mr. Hunter                             0                         28,667
                             -----------                    -----------
                                 146,804                        246,197
Less: current portion             55,667                              0
                             ===========                    ===========
                             $    91,137                    $   246,197

         The advance from the controlled company is unsecured, bears interest at an annual rate of 7%, and is repayable over 36 months commencing July 19, 1999 with blended monthly payments of $5,348. Annual maturities of the controlled company advance are:


                             Year           Amount
                             ----           ------
                             2000           $55,667
                             2001           $59,692
                             2002           $31,445

         Mr. Hunter's advances are unsecured, non-interest bearing and have no set terms of repayment. Mr. Hunter also personally guarantees the Company's loans payable.

         During March 2000, all outstanding amounts owing to Mr. Hunter's controlled-company were paid in full.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors, certain of the Company's officers and persons who own more than ten percent of the Company's common stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

         Based on the Company's review of the copies of these reports received by the Company, and representations received from Reporting Persons, the Company believes that, all filings required to be made by the Reporting Persons for the period July 12, 1999 (the effective date of the Company's Form 10-SB) through March 31, 2000 have been made, except for filings required to be made by Mr. Adelstein and by Gus Guilbert, the Company's former Secretary. Between July 12, 1999 and October 29, 1999 Mr. Adelstein and Mr. Guilbert were the Company's only directors and officers. On October 29, 1999 Mr. Adelstein and Mr. Guilbert resigned from their director and officer positions. Neither Mr. Adelstein nor Mr. Guilbert made any reports of ownership and changes in ownership. Messrs. Hunter, MacKenzie, Hamlin, Drew and Olson have filed the appropriate reports, however the reports were filed late.


                                 PROPOSAL NO. 2:
                AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF
                     INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

         On May 5, 2000, the Board of Directors unanimously approved an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock of the Company from 10,000,000 to 100,000,000. The number of authorized shares of preferred stock of the Company will remain unchanged at 2,000,000 shares.

         If approved by the stockholders, the amendment will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Florida Secretary of State. The amendment would change Article IV, of the Company's Amended and Restated Articles of Incorporation to read in its entirety as follows:

         "ARTICLE IV
        CAPITAL STOCK

                  The maximum number of shares of stock that this Corporation is authorized to issue and have outstanding at any one time shall be one hundred million (100,000,000) shares of Common Stock having a par value of $.005 per share and two million (2,000,000) shares of Preferred Stock having a par value of $.01 per share. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional, or other rights, qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given."

Purpose and Effect of the Amendment

         At March 31, 2000, the Company had 8,703,092 shares of Common Stock outstanding. Taking into account shares authorized for stock options granted under the Company's 1999

Equity Compensation Plan, as well as shares subject to warrants to purchase Common Stock (without considering the "net exercise" provisions of such warrants), the Company currently has fewer than 500,000 shares remaining available for other purposes. Accordingly, the objective of the increase in the authorized number of shares of Common Stock is to ensure that the Company has sufficient shares available for future issuances.

         The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to increase the total number of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. Although the Board of Directors has no current plans, proposals or understandings, (with the exception of the amendment to increase the aggregate number of shares of Common Stock authorized for issuance under the 1999 Equity Compensation Plan from 1,000,000 to 2,000,000 - as more fully described in Proposal 4) to use any of the additional authorized shares for any purposes, the Board believes it is in the best interest of the Company to maintain the ability to do so in the future.

         Approval of the increase in the number of authorized shares of Common Stock would not affect the rights, privileges, and preferences of the holders of currently outstanding shares of Common Stock of the Company, except for the effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

         If the stockholders approve the increase in the number of authorized shares of Common Stock, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of stockholders of the Company, except as provided under Florida corporate law or under the rules of the Nasdaq OTC Bulletin Board or any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their ownership interest therein. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

Potential Anti-Takeover Effect

         In the event this proposal is approved, it could, under certain circumstances, have an anti- takeover effect, although this is not the intention of this proposal. The increased number of authorized shares of Common Stock could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. The private placement of shares of Common Stock into "friendly" hands, for example, could dilute the voting strength of a party seeking control of the Company.

         Although the Company has no present intention to use the additional authorized shares of Common Stock for such purposes, if this proposal is adopted, more capital stock of the Company would be available for such purposes than is currently available.

                                  Vote Required

         The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will be required to approve the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 10,000,000 to 100,000,000.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK.


                                 PROPOSAL NO. 3
             APPROVAL OF THE COMPANY'S 1999 EQUITY COMPENSATION PLAN

Description of the Plan

         General. On December 21, 1999, the Board of Directors approved The 1999 Equity Compensation Plan (the "Plan"). The Board of Directors considered the adoption of the Plan to be in the Company's best interest so that the Company may attract high quality employees necessary to build the Company and to provide ongoing incentives to the Company's employees in the form of options to purchase the Company's Common Stock.

         On May 5, 2000, the Board of Directors approved an amendment to the Plan to increase the maximum number of aggregate shares reserved for issuance under the Plan from 1,000,000 to 2,000,000 shares. The Board of Directors considered the amendment of the plan to increase the number of shares reserved for issuance thereunder to be in the Company's best interest so that the Company may continue to attract high quality employees necessary to build the Company and to provide ongoing incentives to the Company's employees in the form of options to purchase the Company's Common Stock.

         The Plan, as amended, is attached to this Proxy Statement as Annex A.

         As of March 31, 2000, options covering an aggregate of 806,833 shares were outstanding under the Plan and 193,167 shares remained available for future grants. As of March 31, 2000, the options outstanding under the Plan had a weighted average exercise price of $4.40 per share with expiration dates between December 2009 and January 2010.

          The Plan provides for the grant of up to 2,000,000 incentive or non-qualified stock options or shares of restricted stock to employees and key advisors (an "Optionee") of the Company. Options granted under the Plan generally vest ratably over a period of three years and expire ten years from the date of grant. If an Optionee ceases employment with or service to the Company (a "Termination"), the Optionee may exercise any vested option at the time of Termination within such period of time specified in the option agreement. In the absence of a specified time in the option agreement, the option remains exercisable for three months following the Optionee's Termination. Unvested options revert to the Plan at the date of the Termination. If, after Termination, the Optionee does not exercise the options within the time specified, the Option shall terminate and the shares revert to the Plan.

         Purpose. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who contribute to the Company's success by their ability, ingenuity and industry and to provide incentives that are linked directly to increases in stockholder value to the participating officers, directors, employees, consultants, advisors and others.

         Administration. To the extent applicable, the Plan shall be administered by a compensation committee (the "Committee") consisting of two or more persons the Board appoints, all of whom are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and who are "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event the Board does not appoint a Committee, the Board shall serve as the Committee. As of March 31, 2000, the Board serves as the Committee.

         The Committee, in its sole discretion, shall have full power and authority to administer and interpret the Plan, make factual determinations, adopt or amend rules, regulations, agreements and instruments for implementing the Plan. The Committee's interpretations of the Plan and determinations shall be conclusive and binding on all parties having any interest in the Plan or in any awards granted hereunder.

         Eligibility All employees of the Company and the Company's subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors, consultants, independent contractors and others that perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if they render bona fide services and the services are not in connection with the offer or sale of securities in a capital-raising transaction.

         The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and determine the number of shares of Company Stock that will be subject to each Grant. The aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any one individual or entity during any calendar year is 1,000,000 shares

         Standard Option Terms. A stock option grant instrument between the Company and the optionee evidences each option. The following terms and conditions generally apply to all options, unless a participant's particular stock option grant instrument provides otherwise:

         Exercise of the Option. Generally, the optionee must earn the right to exercise the option by continuing to work for the Company. The Committee determines when options granted under the Plan may be exercisable, but in no event can any option be exercised more than ten years after the date of grant. Unless otherwise provided in the stock option grant instrument, the purchase price of shares purchased upon exercise of an option shall be paid in cash.

         Exercise Price. The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value of a share of Company Stock on the date the Option is granted, provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (B) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price is greater than 110% of the Fair Market Value of Company Stock on the date of grant; (C) in the case of an option intended to qualify as performance based compensation (as described in Section 162(m)(4)(c) of the Code), the Exercise Price shall not be less than 100% of the Fair Market Value of Company Stock on the date of grant; and (D) if required by the applicable state law, the Exercise Price cannot be less than the stock's par value.

         Termination of Employment. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability, death, or for cause, options under the Plan may be exercised within 90 days after such termination, but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

         Death or Disability. If an optionee should die or become permanently and totally disabled while employed by or engaged in other service for the Company, options may be exercised at any time within one year following the date of death or disability, but only to the extent the options were exercisable on the date of death or disability, subject to the condition that no option may be exercised after expiration of its term.

         Termination for Cause. In the event an Employee ceases to be employed by the Company on account of a termination for cause, all vested Options shall terminate as of the date of termination.

         Termination of Options. All options granted under the Plan expire on the date specified in the stock option grant instrument, but in no event shall the term of such options exceed ten years. However, all incentive stock options granted under the Plan to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock must expire no later than five years from the date of grant.

         Nontransferability of Options. An option is nontransferable by the optionee otherwise than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. The Plan permits the Committee to modify this limitation to permit transfers of nonstatutory stock options to family members through such terms as the Committee may determine.

         Change of Control. The Committee may, in its sole discretion, provide in a Grant Instrument that upon a Change of Control (i) the Committee will provide each Grantee who has outstanding Grants with written notice of the Change of Control; (ii) all outstanding Options shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse. If the Committee does not provide such terms in the Grant Instrument, a Change of Control will not impact a Grant.

         Other Provisions. The grant instrument may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee or the Board of Directors.

         Securities Subject to the Option Plan. The Common Stock issuable under the Plan may be either shares of authorized but unissued Common Stock or reacquired shares of Common Stock.

         In the event of any change in the Company's capital structure (whether by reason of any recapitalization, stock dividend, stock split, combination of shares, merger, reorganization, consolidation or other similar change in corporate structure), appropriate adjustments shall be made by the Board of Directors in the number of shares subject to each option and the per share exercise price therefore.

         Amendment and Termination of the Plan. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required by Section l62 (m) of the Code. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or, may be amended by agreement of the Company and the Grantee consistent with the Plan.

         No Additional Rights. Neither the establishment of, nor a participant's participation in, the Plan shall be held or construed to confer upon any person any right to employment by the Company or any subsidiary of the Company.

         Federal Income Tax Information. Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There are generally no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any.

         If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

         Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stocks fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

         Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Non-Statutory Stock Options Granted to Non-residents of the United States. Generally, non-residents of the United States who are granted stock options fall under the income tax provisions that are applicable to the country where they performed the service. For Federal Income Tax purposes, the company will not be entitled to any business expense deductions for options granted to non-residents.

         Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per- employee limitation is approved by the stockholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

         New Plan Benefits. The following table presents certain information with respect to shares granted during the Company's last fiscal year under the Option Plan to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all employees, including all current officers who are not executive officers, as a group and
(iv) all current non-employee directors as a group. As of May 5, 2000 there has been no determination by the Compensation Committee with respect to future awards under the Option Plan.

Name and Position                                       Dollar Value ($) (1)      Number of Shares
                                                                                  Underlying Options
                                                                                  Granted

Daniel Hunter                                                 402,500                   70,000
Chief Executive Officer and Director

Donald James MacKenzie                                        402,500                   70,000
President and Secretary, Director

All current executive officers as a group                   3,565,000                  620,000

All current non-employee directors as a group                       0                        0

All employees, including all current officers               1,253,500                  218,000
who are not executive officers, as a group

(1) Exercise price multiplied by the number of shares granted.


                                  Vote Required

         The affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting, whether in person or by proxy, is required to ratify the Plan. If the stockholders fail to approve the Plan, all Options granted under the Plan shall be non-qualified options.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
         "FOR" THE PROPOSAL TO RATIFY THE APPROVAL OF THE COMPANY'S 1999
                            EQUITY COMPENSATION PLAN.

                                 PROPOSAL NO. 4:
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. The Board of Directors proposes that the stockholders ratify this appointment. KPMG LLP has audited the Company's financial statements annually since its inception in 1998. The Company expects that representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         In the event that stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its stockholders' best interests.

                                  Vote Required

         The affirmative vote of a majority of the votes cast affirmatively or negatively at the meeting, whether in person or by proxy, is required to ratify the appointment of the independent public accountants.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
         "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP TO SERVE
               AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR
                    THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

         Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

                                  MISCELLANEOUS

Stockholder Proposals

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 31, 2001.

Solicitation of Proxies

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Annual Report

         The Annual Report for the fiscal year ended December 31, 1999 is being mailed to the stockholders with this Proxy Statement.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/   Donald James MacKenzie
                                    --------------------------------
                                    Donald James MacKenzie
                                    Secretary


Vancouver, British Columbia
May 31, 2000

                                                                         ANNEX A


                             emailthatpays.com, Inc.

                          1999 EQUITY COMPENSATION PLAN
                            emailhthatpays.com, Inc.
                          1999 EQUITY COMPENSATION PLAN


         The name of this plan is the emailhthatpays.com, Inc.1999 Equity Compensation Plan (the "Plan"). The Board of Directors (the "Board") of emailthatpays.com, Inc. (the "Company") adopted the Plan on December 21, 1999 subject to the approval of the Company's stockholders, which approval was obtained on [_______________________]. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who contribute to the Company's success by their ability, ingenuity and industry and to provide incentives that are linked directly to increases in stockholder value to the participating officers, directors, employees, consultants, advisors and others.

         1. Administration.

                  (a) Committee. To the extent applicable, the Plan shall be administered by a compensation committee (the "Committee") consisting of two or more persons the Board appoints, all of whom are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and who are "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event the Board does not appoint a Committee, the Board shall serve as the Committee. The Board may remove individuals, add individuals, and fill vacancies on the Committee from time to time, all in accordance with the Plan, the Company's Articles of Incorporation, the Company's By-Laws and applicable law. Appointment to the Committee shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board.

                  (b) Committee Authority. The Committee shall act through a majority vote. The Committee shall have the sole authority to (i) determine to whom grants shall be made under the Plan, (ii) determine the type, number of shares and terms and conditions of the grants, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

                  (c) Committee Determinations. The Committee, in its sole discretion, shall have full power and authority to administer and interpret the Plan, make factual determinations, adopt or amend rules, regulations, agreements and instruments for implementing the Plan. The Committee's interpretations of the Plan and determinations shall be conclusive and binding on all parties having any interest in the Plan or in any awards granted hereunder.

         2. Grants. Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options" and, together with Incentive Stock Options, "Options"), and restricted stock as described in Section 6 ("Restricted Stock") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth in this Plan and to the other terms and conditions consistent with this Plan as the Committee deems appropriate and specifies in writing in a grant instrument (a "Grant Instrument"). In the event there is an inconsistency between the terms of the Grant Instrument and the terms of the Plan, the terms of the Plan shall govern. The Committee shall approve the provisions of each Grant Instrument. Grants under need not be uniform as among the Grantees.

         3. Shares Subject to the Plan

                  (a) Shares Authorized. Subject to the adjustment specified in subsection (b), the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 2,000,000 shares. The aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any one individual or entity during any calendar year is 1,000,000 shares ("Award Limit"). The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to the Grants shall again be available to grant. However, to the extent Section 162(m) of the Code requires, such shares continue to be counted against the Award Limit.

                  (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares,
(ii) a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the Committee may adjust the maximum number of shares of Company Stock that any individual or entity participating in the Plan may be granted in any year, the maximum number of shares of Company Stock available for Grants, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants to reflect any increase or decrease in the number or change in the kind or value of issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments the Committee determines shall be final.

                      With respect to Options which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, no adjustment or action described in this section 3(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Option to fail to qualify under Section 162(m)(4)(C) of the Code, or any successor provisions thereto. Furthermore, no adjustment or action shall be authorized to the extent the adjustment or action would result in short-swing profit liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

                      No adjustments will be made to Incentive Stock Options unless the following requirements are satisfied: (x) the adjustment is caused by a merger, consolidation, acquisition of stock or property, spinoff, reorganization, or a partial or complete liquidation ("Corporate Transaction");
(y) the value of the substituted or assumed option immediately after the Corporation Transaction does not exceed the value of the Incentive Stock Option immediately preceding the transaction; and (z) the substituted or assumed option does not give the participant additional benefits which he or she did not have with the prior option.

         4. Eligibility for Participation.

            (a) Eligible Persons. All employees of the Company and the Company's subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non- Employee Directors") shall be eligible to participate in the Plan. Advisors, consultants, independent contractors and others that perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if they render bona fide services and the services are not in connection with the offer or sale of securities in a capital-raising transaction.

            (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees." The Grantees can be individuals, partnerships, limited liability companies, joint ventures, corporations, trusts or unincorporated organizations or similar entities.

         5. Granting of Options.

            (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant.

            (b) Type of Option and Price.

                (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended to so qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (B) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price is greater than 110% of the Fair Market Value of Company Stock on the date of grant; (C) in the case of an option intended to qualify as performance based compensation (as described in Section 162(m)(4)(c) of the Code), the Exercise Price shall not be less than 100% of the Fair Market Value of Company Stock on the date of grant; and (D) if required by the applicable state law, the Exercise Price cannot be less than the stock's par value.

                (iii) The Fair Market Value per share shall mean the fair market value determined by such methods or procedures as shall be established from time to time by the Committee.

            (c) Option Term. The Committee shall determine the term of each Option, provided, however, the term shall not exceed ten years from the date of grant and, provided further that, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

            (d) Vesting and Exercisability of Options. Options shall vest and become exercisable in accordance with the terms and conditions the Committee specifies in the Grant Instrument and pursuant to the provisions of section 5(e) below.

            (e) Termination of Employment.

                (i) Unless otherwise provided in the Grant Instrument, the termination of an Employee's employment with the Company for any reason shall cause all unvested Options to terminate. Unless otherwise provided in the Grant Instrument, an Employee must exercise all vested Options pursuant to the following rules:

                    (A) In the event an Employee ceases to be Employed by the Company (as defined in subsection (iii)) on account of a "Termination for Cause" (as defined in subsection (iii)), all vested Options shall terminate as of the date of termination.

                    (B) In the event an Employee has a "Permanent Disability" or dies, the Employee must exercise all vested Options within one year after the determination of such Permanent Disability or date of death.

                    (C) In the event an Employee ceases to be employed by the Company for any other reason, the Employee must exercise all vested Options within ninety (90) days of the date of termination.

                (ii) Unless otherwise provided in the Grant Instrument, the termination of a Key Advisor's relationship with the Company or a Non-Employee Director's engagement with the Company for any reason shall not impact the vesting or exercisability of the Key Advisor's or Non-Employee Director's Options.

                (iii) For purposes of Sections 5(e), 6, 7 and 8:

                    (A) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent and subsidiary corporations, if any exist.

                    (B) "Employed by the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Committee determines otherwise.

                    (C) "Permanent Disability" means any physical or mental disability that prevents a Grantee from performing one or more of the essential functions of his or her position for a period of ninety (90) days or more in any twelve (12) month period and which is expected to be of permanent duration; provided that if such term is otherwise defined in any employment agreement which the Grantee and the Company are party, such other definition shall prevail.

                    (D) "Termination for Cause" shall mean, except to the extent the Committee otherwise specifies, a finding by the Committee that the Grantee has breached his, her or its employment, service, noncompetition, nonsolicitation or other similar contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his, her or its employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

         (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering the following to the
Company: (i) written notice signed by the Grantee or other person then entitled to exercise the Option specifying the number of shares in respect of which the Option is to be exercised; (ii) such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Exchange Act, and any other federal or state securities laws or regulations; and the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and
(iii) the Exercise Price. The Committee may provide in the Grant Instrument that a Grantee can satisfy the exercise price in cash or by other methods, including delivery of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price. Unless otherwise provided in the Grant Instrument, the Grantee shall pay the Exercise Price in cash. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

         (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).

         6. Restricted Stock Grants. The Committee may grant Restricted Stock to Employees, Key Advisors and Non-Employee Directors pursuant to the terms the Committee provides in a Grant Instrument. The following provisions are applicable to the Restricted Stock:

            (a) General Requirements. The Committee shall determine the number of shares of Restricted Stock granted to a Grantee. The Committee shall also determine the consideration, if any, a Grantee must pay for the Restricted Stock. The Restricted Stock shall be subject to the restrictions the Committee determines, which shall lapse pursuant to the schedule the Committee provides in a Grant Instrument. The period of time during which the Restricted Stock is subject to restrictions is the "Restriction Period."

            (b) Restrictions. Unless otherwise provided in the Grant Instrument, the Restricted Stock shall be subject to the following restrictions: if the Grantee ceases to be Employed by the Company (as defined in section 5(e)(iii)(B)) during the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed; and during the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 8(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

            (c) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions the Committee deems appropriate.

            (d) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

            (e) Performance Based Compensation. The Committee may grant Restricted Stock to an individual or entity covered under Section 162(m) of the Code that vests upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(c) of the Code, with respect to Restricted Stock which may be granted to one or more employees covered under Section 162(m) of the Code, no later than ninety days following the commencement of any fiscal year in question or any other designated fiscal period, the Committee shall, in writing, (i) designate the employees covered under Section 162(m) of the Code, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) participant for such fiscal year or other designed fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance target has been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designed fiscal period.

         7. Withholding of Taxes

            (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal, state and local tax withholding requirements. The Company shall have the right to deduct from all Grants, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any taxes that the Company is required to withhold with respect to the Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to the Grants.

            (b) Election to Withhold Shares. If the Committee permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the Committee's prior approval.

         8. Transferability of Grants

            (a) Nontransferability of Grants. Unless otherwise provided in a Grant Instrument, except as provided in subsection (b), only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

            (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         9. Change of Control.

            (a) Definition. As used herein, a "Change of Control" shall means the happening of any of the following events: (i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; excluding the following: (a) any acquisition directly from the Company, other than any acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company (b) any acquisition by the Company or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (ii) a change in the composition of the Board such that the individuals who, as of the effective date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be pursuant to this provision) shall be considered as though the individual were a member of the Incumbent Board; or (iii) the merger, reorganization, consolidation or sale or other disposition of all or substantially all of the Company's assets.

            (b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

            (c) Notice and Acceleration. The Committee may, in its sole discretion, provide in a Grant Instrument that upon a Change of Control (i) the Committee will provide each Grantee who has outstanding Grants with written notice of the Change of Control; (ii) all outstanding Options shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse. If the Committee does not provide such terms in the Grant Instrument, a Change of Control will not impact a Grant.

         10. Requirements for Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         11. Amendment and Termination of the Plan.

            (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section l62(m) of the Code.

            (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

            (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or, may be amended by agreement of the Company and the Grantee consistent with the Plan.

            (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         12. Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         13. Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person or entity to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual or entity any rights to be retained by or in the employ of the Company or any other employment rights.

         14. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         15. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16. Effective Date of the Plan. Subject to the approval of the Company's shareholders, the Plan shall be effective on December 21, 1999.

         17. Miscellaneous.

             (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

             (b) Loans. The Committee may, in its discretion, extend a loan in connection with the exercise or receipt of a grant under this Plan. The terms and conditions of any such loan shall be set by the Committee.

             (c) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock must be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 of the Exchange Act or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

             (d) Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. If the stockholders fail to approve such Plan, all Options granted hereunder shall be Non-Qualified Options.

             (e) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Florida.

                             emailthatpays.com, Inc.

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

 The undersigned, revoking all previous proxies, hereby appoints Daniel Hunter and Donald James MacKenzie, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this proxy, all shares of common stock of emailthatpays.com, Inc. (the "Company") held of record by the undersigned on May 19, 2000 at the Annual Meeting of Stockholders to be held on June 26, 2000 and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

         Dear Stockholder:

         Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

         Your vote counts, and you are strongly encouraged to exercise you right to vote your shares.

         Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card and return your proxy in the enclosed postage paid envelope.

              Thank you in advance for your prompt consideration of these matters.

                                   Sincerely,

                                   emailthatpays.com, Inc.


[X]  Please mark votes as in this example

         (1)      Election of directors.  Nominees:
                           Daniel Hunter,
                           Donald James MacKenzie,
                           H. Earl Joudrie.

                  [ ]      FOR all nominees for director named above.

                  [ ] WITHHOLD AUTHORITY to vote for all nominees for director named above.

                  [ ] FOR all nominee for director named above, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

         (2) To approve an amendment to Article IV of the Articles of Incorporation.

                  [ ] FOR          [ ] AGAINST     [ ] ABSTAIN

         (3)      To approve the 1999 Equity Compensation Plan.

                  [ ] FOR          [ ] AGAINST     [ ] ABSTAIN

         (4)      To ratify the selection of KPMG as independent auditors.

                  [ ] FOR          [ ] AGAINST     [ ] ABSTAIN

         (5) In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

                  [ ] FOR          [ ] AGAINST     [ ] ABSTAIN


NOTE  ADDRESS CHANGE HERE:


-----------------------------------------
                  Name

-----------------------------------------
             Street Address

-----------------------------------------
 City      State    Country      Zip Code

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, trustees, guardians or other administrators, fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature: ____________________ Date: _____________

Signature: ____________________ Date: _____________